Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender for Cash

Common Units of Fractional Undivided

Beneficial Interest

Pursuant to the Offer to Purchase

Dated January 11, 2024

by

OSPREY BITCOIN TRUST (THE “TRUST”)

of

Up to 20% or 1,668,107 of its Common Units of Fractional Undivided

Beneficial Interest (the “Units”) at Net Asset Value Minus Fees Payable to the Sponsor

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT THE END OF THE DAY ON FRIDAY, FEBRUARY 9, 2024, AT 12:00 MIDNIGHT, NEW YORK CITY TIME, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION TIME”).

The depositary for the Offer (the “Depositary”) is:

If delivering by mail, facsimile transmission or by hand, express mail, courier or other expedited service:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Corporate Actions Department

Fax: 212-616-7610

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESS BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE TRUST, MORROW SODALI LLC (THE “INFORMATION AGENT”), OR THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF UNITS TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s)* (Please fill in, if blank)	Total Number of Units**	Number of Units Tendered

Total Units

☐
CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER UNITS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Account Number:
Transaction Code Number:
Delivered by book-entry transfer:

*
For purposes of this Letter of Transmittal, a registered holder includes (a) any holder who holds common units of fractional undivided beneficial interest (each, a “Unit”) of Osprey Bitcoin Trust (the “Trust,” “we,” “us” or “our”) in its own name with Continental Stock Transfer & Trust Company, our transfer agent and share registrar (the “Transfer Agent”) (such holder, a “registered holder”) and (b) any participant in DTC whose name appears on a security position listing (as defined in Rule 13e-4 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”)) as the holder of the Units (a “DTC participant”).

**
Unless otherwise indicated in the column labeled “Number of Units Tendered” and subject to the terms and conditions of the Offer to Purchase, a holder will be deemed to have tendered the entire number of Units indicated in the column labeled “Total Number of Units”. See Instruction 4.

This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Units are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered holder or on behalf of a registered holder.

As to a registered holder, a properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees) and any other documents required by this Letter of Transmittal should be mailed, by express or overnight delivery, or delivered to the Depositary at the appropriate address set forth herein. As to a DTC participant, a confirmation of a book-entry transfer of all tendered Units into the Depositary’s account at DTC, together with a properly completed and duly executed Letter of Transmittal, any required signature guarantees and any other documents required by this Letter of Transmittal, or a properly transmitted agent’s message in lieu of the Letter of Transmittal, must be received by the Depositary prior to 12:00 a.m. midnight, New York City time, on Friday, February 9, 2024, or such later time and date to which the Offer is extended.

Any holder who desires to tender Units and who cannot comply with the procedures for delivery of Units described in the Offer to Purchase on a timely basis, or who cannot deliver all required documents to the Depositary prior to the expiration of the Offer, may nevertheless tender such Units by following the procedures for guaranteed delivery set forth in Section 4 of the Offer to Purchase. See Instruction 2.

We urge holders who hold Units through brokers, dealers, commercial banks, trust companies or other nominees to consult their respective brokers, dealers, commercial banks, trust companies or other nominees to determine whether transaction costs are applicable if they tender Units through such brokers, dealers, commercial banks, trust companies or other nominees and not directly to the Depositary.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT. ITS ADDRESS AND TELEPHONE NUMBERS ARE SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Osprey Bitcoin Trust, a Delaware statutory trust (the “Trust,” “we,” “us” or “our”), the above-described common units of fractional undivided beneficial interest (each, a “Unit”) of the Trust that are issued and outstanding, net to the seller in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions described in the Trust’s offer to purchase, dated January 11, 2024 (together with any amendments or supplements hereto, the “Offer to Purchase”), and this letter of transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” and, collectively with the Offer to Purchase and other related materials as may be amended or supplemented from time to time, the “Offer”), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to Units shall refer to the common units of fractional undivided beneficial interest of the Trust and portions thereof representing beneficial interest in the Trust. Capitalized terms used herein but not defined shall have the meanings given to them in the Offer to Purchase.

Subject to and effective upon acceptance for payment of the Units tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the Trust, all right, title and interest in and to all the Units that are being tendered hereby, and hereby irrevocably constitutes and appoints Continental Stock Transfer & Trust Company as the Depositary, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

a)	present instructions for cancellation and transfer of such Units on the Trust’s books;

b)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms and subject to the conditions of the Offer; and

c)	as to DTC participants, transfer ownership of such Units on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of the Trust, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to such Units.

The undersigned hereby represents and warrants that:

a)	the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby, and when the same are accepted for payment by the Trust, the Trust will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the Units, and the same will not be subject to any adverse claim or right;

b)	the undersigned will, on request by the Depositary or the Trust, execute and deliver any additional documents deemed by the Depositary or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby, all in accordance with the terms and subject to the conditions of the Offer;

c)	the undersigned understands that tendering Units pursuant to any one of the procedures set forth in Section 4 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that: (i) the undersigned has a “net long position” in Units at least equal to the Units tendered within the meaning of Rule 14e-4 under Exchange Act, and (ii) such tender of Units complies with Rule 14e-4 under the Exchange Act; and

d)	the undersigned understands that all Units properly tendered and not properly withdrawn will be purchased at the purchase price of their net asset value (“NAV”) per Unit, less applicable fees payable to Osprey Funds, LLC, a Delaware limited liability company and the sponsor of the Trust (the “Sponsor”), as of the close of business on February 14, 2024 (such purchase price, the “Purchase Price”) in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof, and that the Trust will promptly return all other Units, including Units not purchased because of proration.

The undersigned understands that tendering Units pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Trust may terminate or amend the Offer or may not be required to accept for payment any of the Units tendered herewith or may accept for payment, fewer than all the Units tendered herewith in accordance with the proration provisions described in Section 3 of the Offer to Purchase.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

In participating in the Offer to purchase for cash, the undersigned acknowledges that: (1) the Offer is established voluntarily by the Trust, it is discretionary in nature and it may be extended, modified, suspended or terminated by the Trust as provided in the Offer; (2) the undersigned is voluntarily participating in the Offer; (3) the future value of the Units is unknown and cannot be predicted with certainty; (4) any foreign exchange obligations triggered by the undersigned’s tender of Units or the recipient of proceeds are solely his or her or its responsibility; and (5) regardless of any action that the Trust takes with respect to any or all income/capital gains tax, social security or insurance, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Units, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his or her or its sole responsibility. In that regard, the undersigned authorizes the Trust to withhold all applicable Tax Items required to be withheld on behalf of the undersigned.

The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, the Trust, its subsidiaries, and third-party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer.

The undersigned understands that the Trust holds certain personal information about him or her, including, as applicable, but not limited to, the undersigned’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, nationality, any Units held in the Trust, details of all options or any other entitlement to Units outstanding in the undersigned’s favor, for the purpose of implementing, administering and managing his or her share ownership (“Data”). The undersigned understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Offer, that these recipients may be located in his or her country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. The undersigned understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Trust. The undersigned authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Offer, including any requisite transfer of such Data as may be required to a broker or other third-party with whom held any Units. The undersigned understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Offer. The undersigned understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Trust in writing. The undersigned understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Offer. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the undersigned understands that he or she may contact the Trust.

Unless otherwise indicated under “Special Payment Instructions” or “Special Wire Transfer Instructions,” please issue the check for the aggregate Purchase Price in the name(s) of the registered holder(s) appearing under “Description of Units Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions” or “Special Wire Transfer Instructions,” please mail the check for the aggregate Purchase Price and to the address(es) of the registered holder(s) appearing under “Description of Units Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” (but not the “Special Wire Instructions”) are completed, please issue the check for the aggregate Purchase Price in the name(s) of, and deliver said check to, the person or persons so indicated. In the event that all three of the “Special Payment Instructions,” “Special Delivery Instructions” and “Special Wire Transfer Instructions” are completed, please wire the funds for the aggregate Purchase Price as specified on the “Special Wire Transfer Instructions.” Any Units not accepted for payment should be credited to the DTC participants’ account maintained at DTC or remain with the registered holder(s)’ account maintained at the Transfer Agent.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 8)

To be completed ONLY if the check for the aggregate Purchase Price of Units purchased is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail check to:

Name
(Please Print)

Address

(Please Include Zip Code)

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5, 6, and 8)

To be completed ONLY if the check for the aggregate Purchase Price of Units purchased is to be issued in the name of someone other than the undersigned.

Issue any check to:

Name
(Please Print)

Address

(Please Include Zip Code)

(Taxpayer Identification Number)

SPECIAL WIRE TRANSFER INSTRUCTIONS

(See Instructions 1, 5, 6 and 8)

To be completed ONLY if payment of the purchase price for shares of Common Stock tendered and accepted is to be made by wire transfer.

PLEASE NOTE THAT THE DEPOSITARY WILL DEDUCT A $50.00 FEE FOR EACH WIRE TRANSFER. IF YOU DO NOT WISH FOR THIS FEE TO BE DEDUCTED, DO NOT COMPLETE THIS SECTION, AND YOUR PAYMENT WILL BE ISSUED VIA CHECK.
IF WIRE DETAILS ARE INCORRECT, INCOMPLETE, ILLEGIBLE OR OTHERWISE DEFICIENT*, A CHECK WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD, OR TO THE ADDRESS SPECIFIED IN THE SECTIONS “SPECIAL PAYMENT INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTION,” IF COMPLETED.

* The ABA Routing Number for “incoming FED WIRES” is in many times different than the ABA Routing Number used for direct deposit or the ABA Routing Number on the bottom of your check or deposit slip. Please always check with your bank to obtain the correct ABA Routing Number and wire instructions.

The Depositary is hereby authorized and instructed to make payment of the Purchase Price by wire transfer of immediately available funds as instructed below:

Payee: _____________________________________________________

Bank Name: _________________________________________________

Address: ___________________________________________________

___________________________________________________________

ABA Number: _______________________________________________

Account Name: ______________________________________________

Account Number: _____________________________________________

For Further Credit Name and Account # (to the extent applicable):

__________________________________________________________

If Foreign, IBAN and SWIFT: ____________________________________

__________________________________________________________

Please provide the contact information where the Depositary may contact you if there are any questions or issues regarding the wire transfer information provided above.

Contact Information:

Address: ___________________________________________________

___________________________________________________________

Telephone: ___________________________ Email: ____________________________________

SIGN HERE

(See Instructions 1 and 5)

(Please complete Form W-9 or appropriate Form W-8, as applicable)

By signing below, the undersigned expressly agrees to the terms and conditions set forth above

Signature(s) of Holder(s)

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number
(See Instruction 9)

Dated

(If this Letter of Transmittal is signed by a registered holder whose name is shown as the holder of the Units tendered hereby, the signature must correspond with the name shown on the books of the Transfer Agent as the holder of such Units. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the holder of the Units tendered hereby the signature must correspond with the name shown on the security position listing as the holder of such Units. If the Units are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Osprey Bitcoin Trust of his or her authority to so act. See Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature

Name(s)

(Please Print)
Title

Name of Firm

Address

(Include Zip Code)
Area Code and Telephone Number

Dated

IMPORTANT TAX INFORMATION

U.S. federal income tax laws generally require a tendering holder that is a U.S. person (as described in Section 10 of the Offer to Purchase) to provide the Depositary with such holder’s correct taxpayer identification number (“TIN”) and a certification that such holder is not subject to backup withholding on Internal Revenue Service (“IRS”) Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from backup withholding. In addition to penalties, failure to provide the Depositary with the correct information and certification or an adequate basis for an exemption from backup withholding generally results in backup withholding at a current rate of 24% on all payments made to noncompliant holders or other payees pursuant to the Offer. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against the holder’s or other payee’s U.S. federal income tax liability if the required information is timely provided to the IRS. In order to avoid backup withholding, each tendering holder that is a U.S. person must provide (1) its correct TIN by completing IRS Form W-9, certifying, under penalties of perjury, (a) that the TIN provided is correct, (b) that (I) the holder is exempt from backup withholding, (II) the IRS has not notified the holder that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (III) the IRS has notified the holder that such holder is no longer subject to backup withholding, and (c) that the holder is a U.S. person (including a U.S. resident alien), or (2), if applicable, an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of IRS Form W-9, and sign and date IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 24% from any payments made to such holder pursuant to the Offer. Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on IRS Form W-9. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if Units are held in more than one name), consult the enclosed IRS Form W-9 and related instructions.

In order for a tendering holder that is a non-U.S. person (as described in Section 10 of the Offer to Purchase) to qualify as an exempt recipient with respect to backup withholding, such holder generally must submit to the Depositary a properly completed IRS Form W-8BEN, IRS Form W8-BEN-E, IRS Form W-8ECI or IRS Form W-8IMY, as applicable (instead of IRS Form W-9), signed under penalties of perjury, attesting to such holder’s foreign status. IRS Forms W-8BEN and W-8BEN-E are included in this Letter of Transmittal and other applicable forms can be obtained from the Depositary or from www.irs.gov.

Where Units are tendered on behalf of the holder by a broker or other DTC participant, the foregoing IRS Forms and certifications generally must be provided by the holder to the DTC participant, instead of the Depositary, in accordance with the DTC participant’s applicable procedures.

FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program (each, an “eligible institution”), except in cases where Units are tendered (i) by a registered holder (which term, for purposes of this Letter of Transmittal, will include any participant in DTC whose name appears on a security position listing as the holder of the Units) of Units who has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an eligible institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Units; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if delivery of Units is to be made pursuant to the procedure set forth in Section 4 of the Offer to Purchase for either a registered holder or a DTC participant.

A registered holder should deliver a completed and signed Letter of Transmittal in accordance with the instructions to the Letter of Transmittal, have the holder’s signature on the Letter of Transmittal guaranteed if Instruction 1 so requires, and mail or deliver the Letter of Transmittal, together with any other required documents, to the Depositary, at one of its addresses set forth on the front page of this Letter of Transmittal.

As to DTC participants, the Depositary must receive the confirmation of a book-entry transfer of all tendered Units into the Depositary’s account at DTC pursuant to the book-entry transfer procedures set forth in Section 4 of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal, any required signature guarantees and any other documents required by the Letter of Transmittal at one of its addresses set forth on the front page of this Letter of Transmittal, or pursuant to a properly transmitted agent’s message in lieu of the Letter of Transmittal, prior to the Expiration Time. Delivery of documents to DTC does not constitute delivery to the Depositary.

Holders who cannot follow the procedures for delivery of Units on a timely basis or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Time may nevertheless tender their Units pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an eligible institution, (b) the Depositary must receive by mail, express or overnight delivery, before the Expiration Time, a properly completed and duly executed notice of guaranteed delivery substantially in the form the Trust has provided with the Offer to Purchase (the “Notice of Guaranteed Delivery”), and (c) the Depositary must receive within the period of two (2) Business Days after the date of execution of that Notice of Guaranteed Delivery, either: (i) as to a registered holder, a Letter of Transmittal, which has been properly completed and duly executed and includes all signature guarantees required thereon and all other required documents; or (ii) as to a DTC participant, a book-entry confirmation evidencing all tendered Units, in proper form for transfer, in each case together with the Letter of Transmittal, validly completed and duly executed, with any required signature guarantees (or an agent’s message), and any other documents required by the Letter of Transmittal.

The method of delivery of this Letter of Transmittal and all other required documents to the Depositary, including delivery through DTC, and any acceptance of an agent’s message transmitted through Automated Tender Offer Program (ATOP), is at the election and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary prior to the Expiration Time. Except as otherwise provided below, the delivery will be made when actually received by the Depositary. This Letter of Transmittal, agent’s message and any other required documents should be sent only to the Depositary, not to the Trust, the Information Agent or DTC.

No alternative, conditional or contingent tenders will be accepted, and no fractional Units will be purchased. By executing this Letter of Transmittal, each tendering holder waives any right to receive any notice of the acceptance of such holder’s tender.

3. Inadequate Space or Signature Pages. If the space provided in the box captioned “Description of Units Tendered” is inadequate, then you should list relevant information on a separate signed schedule attached to this Letter of Transmittal. Signature pages may be replicated as needed in accordance with Instruction 5.

4. Partial Tenders and Unpurchased Units. The Units may be tendered and accepted only in whole Units. If fewer than all of the Units owned by a registered holder are tendered, the registered holder must fill in the number of Units tendered in the column of the box titled “Description of Units Tendered” herein. The entire number of Units delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

5. Signatures on Letter of Transmittal.

a)	If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) that appears on a security position listing, or appears on the books of the Transfer Agent, as the holder of the Units without any change whatsoever;

b)	If any of the Units tendered hereby are owned of record by two or more joint owners, each such holder must sign this Letter of Transmittal;

c)	If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted with this Letter of Transmittal.

6. Share Transfer Taxes. The Trust will pay any share transfer taxes with respect to the transfer and sale of Units to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if book entries for Units not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if Units tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal. Except as provided in this Instruction 6, no share transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal.

7. Irregularities. All questions as to the price to be paid for the Units to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Units will be determined by the Trust in its reasonable discretion, which determination shall be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. The Trust reserves the absolute right to reject any and all tenders reasonably determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Absent a finding to the contrary by a court of competent jurisdiction, the Trust also reserves the absolute right to waive any condition of the Offer or any defect or irregularity in the tender of any particular Units or any particular holder, whether or not similar defects or irregularities are waived in the case of other holders, and the Trust’s reasonable interpretation of the terms and conditions of the Offer (including these instructions) will be final and binding on all persons. No tender of Units will be deemed to have been properly made until all defects and irregularities have been cured or waived to the satisfaction of the Trust. The Trust will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Units, provided that in the event a condition is waived with respect to any particular tendering holder, the same condition will be waived with respect to all tendering holders. Neither the Trust, the Sponsor, directors of the Sponsor nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Trust’s reasonable interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all persons participating in the Offer absent a finding to the contrary by a court of competent jurisdiction. Any determination by the Trust as to the validity, form, eligibility and acceptance of Units for payment, or any interpretation by the Trust as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by holders in a lawsuit, to the judgment of a court of competent jurisdiction.

8. Special Payment and Delivery Instructions. If the check for the aggregate Purchase Price of any Units purchased is to be issued to, or any Units not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal, if the check is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled “Descriptions of Units Tendered” or if payment of the Purchase Price is to be made by wire transfer, the boxes entitled “Special Payment Instructions,” “Special Delivery Instructions” and/or “Special Wire Transfer Instructions” on this Letter of Transmittal should be completed.

9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Its address, telephone numbers and email address are set forth below.

10. Form W-9. Except as provided above under “Important Tax Information”, each tendering holder is required to provide the Depositary with a correct TIN on Form W-9, which is provided under “Important Tax Information” above. Failure to provide the information on the form may subject the tendering holder to a penalty and a 24% backup withholding tax may be imposed on the payments made to the holder or other payee with respect to Units purchased pursuant to the Offer.

11. Non-U.S. Person Withholding. Non-U.S. persons should note that the 30% U.S. withholding tax generally applicable to distributions by U.S. corporations should not apply to the proceeds payable pursuant to the Offer (however, as indicated above under “Important Tax Information”, U.S. backup withholding tax may be applicable). Non-U.S. persons should not use IRS Form W-9. Instead, non-U.S. persons must provide an appropriate IRS Form W-8.

IMPORTANT. A properly completed and duly executed Letter of Transmittal, any required signature guarantees and any other documents required by this Letter of Transmittal at the address set forth below must be received by the Depositary prior to the Expiration Time, or the tendering holder must comply with the procedures for guaranteed delivery.

The Depositary for the Offer is:

If delivering by mail, facsimile transmission or by hand, express mail, courier or other expedited service:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Corporate Actions Department

Fax: 212-616-7610

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: OBTC.info@investor.morrowsodali.com